1 | P a g e Unaudited Interim Financial Statements For the 3-month period ended 31 March 2024 and 2023 NetComm Wireless Pty Ltd ABN: 85 002 490 486

2 | P a g e Index to the unaudited interim financial statements For the 3-month period ended 31 March 2024 and 2023 Unaudited condensed consolidated interim Statement of Profit or Loss and Other Comprehensive Income 3 Unaudited condensed consolidated interim Statement of Financial Position 4 Unaudited condensed consolidated interim Statement of Changes in Equity 5 Unaudited condensed consolidated interim Statement of Cash Flows 6 Notes to the unaudited condensed consolidated interim financial statements 1. Material Accounting Policy Information 7 2. Expenses 9 3. Trade and Other Receivables 9 4. Inventories 9 5. Revenue from Contracts with Customers 10 6. Trade and Other Payables 10 7. Contingent Liabilities 11 8. Related Party Transactions 11 9. Events after the Reporting Date 12 10. Interests in subsidiaries 12 These unaudited condensed consolidated interim financial statements are for the Group consisting of NetComm Wireless Pty Ltd and its subsidiaries and for the 3-month period 31 March 2024 and 2023. The list of subsidiaries is included in Note 10. The unaudited condensed consolidated interim financial statements are presented in United States Dollars ($USD). The amounts contained in these unaudited condensed consolidated interim financial statements have been rounded to the nearest thousand dollars, or in certain cases, to the nearest dollar. NetComm Wireless Pty Ltd is a company limited by shares, incorporated and domiciled in Australia. Its registered office and principal place of business is: Level 1, 18-20 Orion Road, Lane Cove, NSW 2066. The unaudited condensed consolidated interim financial statements were authorized for issue by the directors on 25 September 2024.

3 | P a g e The above unaudited condensed consolidated interim statement of profit or loss & other comprehensive income should be read in conjunction with the accompanying notes. Mar 2024 Mar 2023 Note $000 $000 Product revenue 5 7,808 22,867 Service revenue 5 477 436 Total revenue 8,285 23,303 Product cost of revenue (6,684) (15,812) Service cost of revenue (67) (77) Total cost of revenue (6,751) (15,889) Research and development expenses 2 (2,040) (3,972) Selling, general and administrative expenses 2 (1,856) (2,749) Management fees charged by related parties 8 (0) (3,831) Impairment of related party receivables (130) (76) Total operating expenses (4,026) (10,628) LOSS FROM OPERATIONS (2,492) (3,214) Finance income 9 4 Finance costs (29) (66) Income / (Loss) on foreign currency transactions 122 (194) LOSS BEFORE INCOME TAX (2,390) (3,470) Income tax expense - (22) LOSS FOR THE PERIOD (2,390) (3,492) OTHER COMPREHENSIVE INCOME - - Other comprehensive income for the period, net of tax - - TOTAL COMPREHENSIVE LOSS (2,390) (3,492) Unaudited condensed consolidated interim Statement of Profit or Loss and Other Comprehensive Income For the 3-month periods ended 31 March 2024 and 2023

4 | P a g e Mar 2024 Dec 2023 Note $000 $000 ASSETS Current assets Cash and cash equivalents 4,568 2,780 Trade and other receivables 3 5,627 6,618 Inventories 4 43,468 44,164 Prepayments 254 361 Income tax receivable 9 9 Total current assets 53,926 53,932 Non-current assets Property, plant and equipment 825 1,021 Intangible assets 523 599 Right-of-use assets 1,128 1,261 Total non-current assets 2,476 2,881 TOTAL ASSETS 56,402 56,813 LIABILITIES Current liabilities Trade and other payables 6 20,033 19,177 Amounts payable to related parties 8 27,738 25,883 Provisions 756 844 Deferred revenue 141 93 Employee benefits 2,587 2,689 Lease Liabilities 490 567 Total current liabilities 51,745 49,253 Non-current liabilities Employee benefits 280 580 Lease liabilities 616 690 Other payables 6 3,143 3,282 Total non-current liabilities 4,039 4,552 TOTAL LIABILITIES 55,784 53,805 NET ASSETS 618 3,008 EQUITY Issued capital 45,698 45,698 Accumulated losses (45,080) (42,690) TOTAL EQUITY 618 3,008 The above unaudited condensed consolidated interim statement of financial position as at 31 March 2024, and the audited statement of financial position as at 31 December 2023, should be read in conjunction with the accompanying notes. Unaudited condensed consolidated Interim Statement of Financial Position As at 31 March 2024 (unaudited) and 31 December 2023 (audited)

Unaudited condensed consolidated interim Statement of Changes in Equity

For the periods ended 31 March 2024 and 2023

	Issued Capital	Accumulated Losses	Total
	$000	$000	$000
BALANCE AT 1 JANUARY 2023	**45,698**	**(29,713)**	**15,985**
Loss for the period	-	(3,492)	(3,492)
BALANCE AT 31 March 2023	**45,698**	**(33,205)**	**12,493**

	Issued Capital	Accumulated Losses	Total
	$000	$000	$000
BALANCE AT 1 JANUARY 2024	**45,698**	**(42,690)**	**3,008**
Loss for the period	-	(2,390)	(2,390)
BALANCE AT 31 MARCH 2024	**45,698**	**(45,080)**	**618**

The above unaudited condensed consolidated interim statement of changes in equity should be read in conjunction with the accompanying notes.

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Notes to the financial statements For the Period Ended 31 December 2020 6 | P a g e Mar 2024 Mar 23 Note $000 $000 CASH FLOWS FROM OPERATING ACTIVITIES Receipts from customers (inclusive of GST) 11,431 28,498 Payments to suppliers, related parties and employees (inclusive of GST) (9,471) (35,278) Income taxes refunded - 2,855 Interest received 9 4 NET CASH FROM / (USED IN) OPERATING ACTIVITIES 1,969 (3,921) CASH FLOWS FROM INVESTING ACTIVITIES Payments for property, plant and equipment (2) (108) NET CASH USED IN INVESTING ACTIVITIES (2) (108) CASH FLOWS FROM FINANCING ACTIVITIES Lease payments (principal and interest) (179) (263) NET CASH USED IN FINANCING ACTIVITIES (179) (263) NET INCREASE / (DECREASE) IN CASH AND CASH EQUIVALENTS HELD 1,788 (4,292) Cash and cash equivalents at beginning of financial period 2,780 9,780 CASH AND CASH EQUIVALENTS AT END OF FINANCIAL PERIOD 4,568 5,488 The above unaudited condensed consolidated interim statement of cash flows should be read in conjunction with the accompanying notes. Unaudited condensed consolidated interim Statement of Cash Flows For the 3-month periods ended 31 March 2024 and 2023

Notes to the unaudited condensed consolidated interim financial statements For the period ended 31 March 2024 and 2023 7 | P a g e 1 Material Accounting Policy Information General Information The financial report includes the unaudited condensed consolidated interim financial statements and notes of NetComm Wireless Pty Ltd and its subsidiaries (collectively referred to as the “Group” or “Consolidated Entity”). The unaudited condensed consolidated interim financial statements for the period ended 31 March 2024 and 2023 were approved and authorised for issue by the Board of Directors on XX September 2024. The following is a summary of the material accounting policies adopted by the Group in the preparation of the unaudited condensed consolidated interim financial statements. The accounting policies have been consistently applied, unless otherwise stated. Basis of Preparation These unaudited condensed consolidated interim financial statements for the 3-month reporting period ended 31 March 2024 and 2023 have been prepared in accordance with International Financial Reporting Standard (IFRS): IAS 34 'Interim Financial Reporting', as appropriate for-profit oriented entities. These unaudited condensed consolidated interim financial statements do not include all the notes of the type normally included in annual financial statements. Accordingly, these financial statements are to be read in conjunction with the annual report for the year ended 31 December 2023. The accounting policies adopted are consistent with those of the previous financial year and corresponding interim reporting period, unless otherwise stated. The unaudited condensed consolidated interim financial statements have been prepared on an accruals basis and are based on historical costs modified, if required, by the revaluation of selected non-current assets, financial assets and financial liabilities for which the fair value basis of accounting has been applied. Cost is based on the fair values of the consideration given in exchange for assets. The unaudited condensed consolidated interim financial statements are presented in United States dollars which is the companies within the Group’s functional and presentation currency. Principles of Consolidation The unaudited condensed consolidated interim financial statements incorporate the assets and liabilities of all subsidiaries of NetComm Wireless Pty Ltd as of 31 March 2024 and 2023 and the results of all subsidiaries for the period then ended. A subsidiary is an entity over which NetComm Wireless Pty Ltd has control. The Group controls an entity when it is exposed, or has rights, to variable returns from its involvement with the subsidiary and has the ability to affect those returns through its power over the subsidiary. A list of subsidiaries is contained in Note 10 to the unaudited condensed consolidation interim financial statements. All subsidiaries have a 31-December financial year end. All intercompany balances and transactions between entities in the consolidated entity, including any unrealised profits or losses, have been eliminated on consolidation. Accounting policies of subsidiaries have been changed where necessary to ensure consistencies with those policies applied by the parent entity. Subsidiaries are fully consolidated from the date which control is transferred to the Group. They are de-consolidated from the date control ceases. Going concern For the unaudited interim period ended 31 March 2024, NetComm Wireless Pty Ltd and its subsidiaries (collectively referred to as the ‘Group’) incurred a loss after tax of $2,390,000 (2023: $3,492,000) and incurred net cash inflows from operating activities of $1,969,000 (2023: cash outflows of $3,921,000). The Group’s working capital position also deteriorated from a net current asset surplus of $4,679,000 as at 31 December 2023 to $2,181,000 as at 31 March 2024, and a result, the Group was reliant on continued financial support from its ultimate parent entity Casa Systems Inc. (‘Casa Systems’) in the form of not requesting repayment of related party payables.

Notes to the unaudited condensed consolidated interim financial statements For the period ended 31 March 2024 and 2023 8 | P a g e Going concern (continued) During the period following continued declining revenues, and unsuccessful attempts to sell or recapitalize the Group, on 11 March 2024, Cor Cordis was appointed as Voluntary Administrators of the Australian Casa Systems Group comprised of NetComm Wireless Pty Ltd, Casa Communications Holdings Pty Ltd and Casa Technologies Pty Ltd. During the voluntary administration process, NetComm Wireless Pty Ltd and its subsidiaries continued to trade, albeit at a reduced capacity. Casa Systems subsequently filed for Chapter 11 protection on 3 April 2024 and officially declared bankruptcy on 7 June 2024. Effective 1 June 2024, the Group was subsequently acquired by DZS Inc. (‘DZS’) a US company listed on the NASDAQ providing network infrastructure, connectivity solutions, and cloud software. Since being acquired, the Group is currently reliant on financial support from DZS to continue to trade in the ordinary course of business, albeit it is anticipated this financial support will reduce as the Group returns to normal operating capacity post the voluntary administration process. As at the date of authorization of these financial statements, the Group has received a letter of financial support from DZS declaring that they will provide the necessary financial support to enable to the Group to meet its liabilities as and when they fall due. This guarantee is irrevocable for at least 12 months from the date of this report. In assessing the Group as a going concern, the Directors and those charged with governance have been closely monitoring the financial position of the Group since 31 March 2024 and have been working closely with DZS management to integrate both businesses. Notwithstanding this ongoing integration, it is acknowledged that DZS’s ability to continue to provide financial support to the Group is contingent upon the integrated business meeting its forecasted results of operations and effectively managing working capital requirements, or should this not transpire, obtaining additional financing. Whilst there remains some ongoing risk and uncertainty, the directors and those charged with governance are confident that these forecasts will eventuate and that the Group will continue to operate and meet its obligations as they fall due. On this basis, the unaudited condensed consolidated interim financial statements have been prepared on a going concern basis.

Notes to the unaudited condensed consolidated interim financial statements

For the period ended 31 March 2024 and 2023

2 Expenses

a) Research and development expenses

	Mar 2024	Mar 2023
	$000	$000
Employee costs	1,770	2,526
Engineering materials	90	998
Depreciation	115	189
Other expenses	65	259
TOTAL RESEARCH AND DEVELOPMENT EXPENSES	**2,040**	**3,972**

b) Selling, general and administrative expenses

	Mar 2024	Mar 2023
	$000	$000
Employee costs	1,032	1,677
Consultant Fees	54	100
Depreciation and Amortization	294	435
Travel costs	25	61
Software & IT Maintenance	128	176
Insurance expense	30	0
Rental Property Outgoings	109	111
Other Expenses	184	189
TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	**1,856**	**2,749**

3 Trade and Other Receivables

	Mar 2024	Dec 2023
	$000	$000
Trade receivables	5,672	6,659
Allowance for expected credit losses	(45)	(41)
	5,627	**6,618**

4 Inventories

	Mar 2024	Dec 2023
	$000	$000
CURRENT		
Raw materials	18,833	17,153
Manufactured finished goods (i)	31,245	30,803
Stock in transit	3,783	6,601
Provision for Stock Obsolescence	(10,393)	(10,393)
Total Inventories	**43,468**	**44,164**

(i) The Group outsources the manufacturing of finished goods to third-party suppliers. These third-party suppliers use raw material purchased and owned by the Group that are located at the third-party supplier premises.

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Notes to the unaudited condensed consolidated interim financial statements
For the period ended 31 March 2024 and 2023

5 Revenue from Contracts with Customers

Disaggregation of revenues

The Group derives revenues from the transfer of goods and services from the following geographical regions:

	Australia & NZ	US	UK	Canada	Others	Total Revenues
	$000	$000	$000	$000	$000	$000
Mar 2024						
Equipment sales revenue	6,678	285	830	15	-	**7,808**
Services revenue	460	17	-	-	-	**477**
Total	**7,138**	**302**	**830**	**15**	**-**	**8,285**
Mar 2023						
Equipment sales revenue	12,430	1,707	7,797	933	-	**22,867**
Services revenue	436	-	-	-	-	**436**
Total	**12,866**	**1,707**	**7,797**	**933**	**-**	**23,303**

Revenue from equipment sales and service revenue are recognized at a point in time.

6 Trade and Other Payables

	Mar 2024	Dec 2023
	$000	$000
CURRENT UNSECURED LIABILITIES		
Trade payables	15,337	14,040
Sundry payables and accrued expenses	1,328	1,620
Settlement liability (i)	3,368	3,517
Total current trade and other payables	**20,033**	**19,177**
NON-CURRENT UNSECURED LIABILITIES		
Settlement liability (i)	3,143	3,282
Total current trade and other payables	**3,143**	**3,282**

(i) On 23 December 2022, the Group entered into a settlement agreement with one of its significant customers, NBN, in relation to a historical warranty claim. The total settlement amount agreed by both parties amounted to AUD $20m (USD $12.8m) payable over 4 annual instalments. Of this amount, AUD $10m was paid up to 31 December 2023 (2022: AUD $5m). The balance as at 31 March 2024 of AUD $10m (USD $6.5m) was agreed to be paid in equal instalments over the next 2 years, of which, USD 3.4m (AUD $5m) has been recognized as a current liability and the remaining balance of AUD $5m (USD $3.1m discounted) has been recognized as a non-current liability. The effect of revaluing the AUD amounts into USD and discounting the liability to present value, is included within the unrealized foreign currency transactions and finance costs respectively in profit or loss.

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Notes to the unaudited condensed consolidated interim financial statements

For the period ended 31 March 2024 and 2023

7 Contingent Liabilities

The Group has provided certain bank guarantees totaling $738,388 for rental bonds as at 31 March 2024 (31 December 2023: $738,388).

There were no other material contingent liabilities in existence at 31 March 2024 (31 December 2023: nil) requiring disclosure in the financial statements.

8 Related Party Transactions

(a) Parent entities

The Group is controlled by the following entities:

			Percentage owned 2024	Percentage owned 2023
Name	**Type**	**Country of incorporation**	**%**	**%**
Casa Systems Inc.	Ultimate parent entity and controlling party of NetComm Wireless Pty Ltd	United States of America	100	100
Casa Technologies Pty Ltd	Subsidiary of Casa Systems Inc and direct Parent of Casa Communications Holdings Pty Ltd	Australia	100	100
Casa Communications Holdings Pty Ltd	Direct parent of NetComm Wireless Pty Ltd	Australia	100	100

(b) Amounts due to related parties

	March 2024
	$000
AMOUNTS PAYABLE TO ULTIMATE PARENT ENTITY	
Opening Balance	**25,883**
Payments received (A/R presented net)	(1,855)
Management fees (i)	-
Balance at the end of the period	**27,738**

(i) During the period no management fees were incurred from Casa System Inc. Following declining revenues, and unsuccessful attempts to sell or recapitalize the Group, on 11 March 2024, Cor Cordis was appointed as Voluntary Administrators of the Australian Group comprised of NetComm Wireless Pty Ltd, Casa Communications Holdings Pty Ltd and Casa Technologies Pty Ltd. During the voluntary administration process, the Group continued to trade although at a reduced capacity. The Group's ultimate parent Casa Systems Inc, filed for Chapter 11 protection on 3 April 2024 and Casa Systems Inc was officially liquidated and declared bankrupt on 7 June 2024. The Group did not receive any communication from Casa Systems Inc. around incurring management fees during the period ended 31 March 2024.

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Notes to the unaudited condensed consolidated interim financial statements
For the period ended 31 March 2024 and 2023

9 Events after the Reporting Date

On 1 June 2024, Casa Communications Holding Pty Ltd, completed the sale of 100% of the shares held in NetComm Wireless Pty Ltd to DZS Inc, a US company listed on the NADAQ, for the purchase consideration of $7m paid upon acquisition and a maximum earn-out of $3m subject to certain revenue targets to be achieved post-acquisition.

DZS Inc acquired the Group debt free as stipulated in the Share Purchase Agreement (SPA) between Casa Communications Holding Pty Ltd (seller) and DZS Inc (buyer). Casa Communications Holdings Pty Ltd will remain liable for amounts payable to suppliers and/or other third parties not settled prior to completion. The debt position of the Group has been restructured post the reporting period by the Australian administrators and all debt, excluding the annual and long service leave provisions, were novated to Casa Communications Holdings Pty Ltd. Priority employee creditors are anticipated to receive back 100 cents in the dollar, unsecured creditors will receive back 24 cents in the dollar and secured creditors will receive the lump sum of US$3 million.

The Group's ultimate parent Casa Systems Inc, filed for Chapter 11 protection on 3 April 2024 and Casa Systems Inc was officially liquidated and declared bankrupt on 7 June 2024.

The Directors are not aware of any other circumstances or matters that will significantly affect the operations and future results of the Group other than the developments that have been outlined in this report.

10 Interests in subsidiaries

The unaudited condensed consolidated interim financial statements incorporate the assets, liabilities and results of the following wholly-owned subsidiaries:

		Percentage owned 2024	Percentage owned 2023
Name of subsidiary	Country of incorporation	%	%
NetComm Wireless (NZ) Limited	New Zealand	100	100
NetComm Wireless Inc.	United States of America	100	100
NetComm Wireless (UK) Limited	United Kingdom	100	100
NetComm Wireless (Germany) GMBH	Germany	100	100
C10 Communications Pty Limited	Australia	100	100

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